EXHIBIT 99.1


                                                        QUADRAMED CORPORATION
                                                                       (Logo)

FOR IMMEDIATE RELEASE            CONTACT:
                                 Jack Ripsteen, Director of Investor Relations
                                 (415) 482-2211
                                 jripsteen@quadramed.com

               QUADRAMED TO FILE FOR EXTENSION FOR FORM 10-Q


San Rafael, California--August 12, 2002--QuadraMed Corporation (Nasdaq:
QMDC) announced today that it will file with the U.S. Securities and Exchange Commission ("SEC") for an automatic 5-day extension of the deadline for submitting its second quarter 2002 Quarterly Report on Form 10-Q.

The Company will use the additional five calendar days to complete a restatement of its consolidated financial statements for the fiscal years ended December 31, 2000, 2001, and for the interim period ended March 31, 2002. The restatement principally relates to the following items:

     o The previously announced changes in revenue recognition on software term licenses and the deferral of revenue on certain software sales.
     o The timing and classification of certain non-recurring charges from prior years.
     o The previously announced recognition of other than temporary impairment of QuadraMed's equity investment in VantageMed Corporation (Nasdaq SmallCap:VMDC).
     o The previously announced decline in cash surrender value of insurance policies associated with SERP and Split-Dollar obligations to former management.
     o The reclassification of certain previously reported discontinued operations to income from continuing operations.
     o Certain severance expenses due to accelerated vesting of restricted stock in 2000.

"Our business fundamentals are on track and our sales team and product development group are firmly focused on QuadraMed's growth. I am pleased to report that we continue to make great progress in our operations and we are building our pipeline and our sales," said Lawrence P. English, QuadraMed Chairman and Chief Executive Officer.

About QuadraMed Corporation
QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.


Private Securities Litigation Act of 1995 Cautionary Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement.

Important factors that could cause QuadraMed's actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) QuadraMed's quarterly operating results may vary, (ii) QuadraMed's stock price may be volatile, (iii) QuadraMed's investments are subject to market risk, (iv) QuadraMed faces product development risks from rapid technological changes, (v) QuadraMed's products may be subject to bugs and other errors, (vi) QuadraMed's intellectual property and technology may be subject to infringement claims or be infringed upon, (vii) QuadraMed's products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments; (viii) increased competition for QuadraMed's products and services, and (ix) QuadraMed may need to use its cash balances to repurchase or redeem its subordinated convertible debentures.

QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements in its periodic reports filed with the Securities and Exchange Commission ("SEC"). These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC's EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

_____________________________________________________________________________

QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.

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